Revenues and other income	12 Months Ended
Dec. 31, 2023
Revenue [abstract]
Revenues and other income	Revenues and other income
Accounting policies

Revenue and other income
Revenue is recognized in accordance with IFRS 15.
Under IFRS 15, revenue is recognized when the Company satisfies a performance obligation by transferring a distinct good or service (or a distinct bundle of goods and/or services) to a customer, i.e. when the customer obtains control of these goods or services. An asset is transferred when the customer obtains control of the asset (or service).
Given the wide spectrum of therapeutic research and development opportunities, aside from the fields that the Company intends to research and develop with its own scientific and financial resources, the Company has entered and expects to enter into license and collaboration agreements with third parties in certain specific fields that have generated or will generate revenue.
Therefore, each agreement has been and will be analyzed, on a case-by-case basis to determine whether the arrangement contains performance obligations to the other party and, if so, to identify the nature of these performance obligations in order to determine the appropriate accounting under IFRS 15 principles of the amounts that the Company has received or is entitled to receive from the other party, e.g.:
•Development services performed by the Company to create or enhance an intellectual property controlled by the client, for which revenue is recognized over time, when services are rendered;
•A transfer of control of an existing intellectual property of the Company for which revenue is recognized at the time such control is transferred;
•A license:
◦If the license is assessed to be a right to access the Company’s intellectual property as it exists throughout the license period, revenue is recognized over the license period; or
◦If the license is a right to use the Company’s intellectual property as it exists (in term of forms and functionality), revenue is recognized when the other party is able to use and benefit from the license; or
•Product supply for which the revenue is recognized once the control over the delivered products is transferred.
Contingent revenue arising from successful milestones or sales-based royalties are not recognized before the related milestone has been reached or sale has occurred.
Application of IFRS 15 to the Janssen Agreement

In July 2023, the Company entered into the Janssen Agreement, granting Janssen an exclusive worldwide license for the development, the manufacturing and the commercialization of NBTXR3. The license is exclusive, excepting territories previously licensed to the Company initial licensee LianBio (see below). Unless terminated earlier, the Janssen Agreement will remain in effect for so long as royalties are payable under the Janssen Agreement. The
Janssen Agreement may be terminated earlier by either party in the event that the other party commits an uncured material breach, or in the case of certain insolvency or bankruptcy events. Additionally, Janssen has the right to terminate the agreement without cause, provided they give prior written notice to the Company.

The Company will maintain operational control of NANORAY-312 and all other currently ongoing studies, along with NBTXR3 manufacturing, clinical supply, and initial commercial supply, subject to Janssen’ right to object based on concern regarding safety risks or that the study is reasonably likely to adversely affect the development (including commercialization) of the licensed product. Janssen will be fully responsible for an initial Phase 2 study evaluating NBTXR3 for patients with stage three lung cancer. Additionally, as per the license agreement, Janssen may request that Nanobiotix transfer and assign the regulatory documentation and sponsorship for ongoing studies (including NANORAY-312) to Janssen. Following the assignment, if it occurs, Janssen will act as the study sponsor and Nanobiotix will continue to conduct the studies in accordance with established protocols.

Following the HSR antitrust clearance, the Company received an upfront cash licensing fee of $30 million. The Company is eligible for success-based payments of up to $1.8 billion, in the aggregate, relating to potential development, regulatory, and sales milestones. Moreover, the agreement includes a framework for additional success-based potential development and regulatory milestone payments of up to $650 million, in the aggregate, for five new indications that may be developed by Janssen at its sole discretion; and of up to $220 million, in the aggregate, per indication that may be developed by the Company in alignment with Janssen. Following commercialization, the Company will also be eligible tiered double-digit royalties (low 10s to low 20s) on net sales of NBTXR3.

Revenue is recognized under IFRS 15 – Revenue from contracts with customers (see Note 3.2 – Use of judgement, estimates and assumptions).

The Janssen Agreement, being a license to develop, manufacture, commercialize a product candidate, and ongoing development services, is within the scope of IFRS 15, as it is an output of the Company’s ordinary activities.
Following the IFRS 15 analysis, two main distinct performance obligations under the Janssen Agreement have been identified:
•License Grant: transfer of all data and information that is useful for the development, manufacture or commercialization of the licensed compound (NBTXR3) worldwide, excluding the Asia Licensing Territory. The license grant corresponds to a right-to-use license and the transfer of this license has been completed by December 31, 2023. Revenue is recognized point in time accordingly (see below); and
•Ongoing Nanobiotix-conducted studies: the Company is committed to perform the head and neck (“H&N”) study and other ongoing Nanobiotix-conducted studies. These studies will benefit to Janssen (who holds the license) and therefore represent a service promised to the customer. In the course of the ongoing Nanobiotix-conducted studies, the Company provides development services in connection with the license, which is controlled by Janssen since its transfer, for a certain period of time. Based on the Company’s assessment of the nature of the services, the ongoing Nanobiotix-conducted studies were determined to be a separate performance obligation as the promise is separately identifiable as part of the contract and Janssen can benefit from the services with the license that has already been transferred. Janssen has access to the development progress over time and revenue is recognized accordingly (see below).

Under the Janssen Agreement, Janssen is committed to make the following payments:
•Upfront payment: Non-refundable upfront fee for $30 million, due within 10 days after the contract execution date as defined in the contract.;
•Success-based milestones: Success-based development, regulatory and commercial milestones for up to $1.8 billion in the aggregate;
•Royalties: Sales-based royalties.

In addition to the above, the Janssen Agreement includes several additional success-based potential development and regulatory milestone payments:
•up to $650 million, in the aggregate, for five potential new indications that may be developed by Janssen at its sole discretion; and
•up to $220 million, in the aggregate, per indication that may be developed by the Company in alignment with Janssen.

Thus, the consideration for Janssen Agreement consists of fixed and variable parts. As of December 31, 2023, the Company estimated the constrained transaction price for $50 million, which includes:
•The $30 million upfront payment, allocated among each performance obligation based on their respective standalone selling prices.
•Regulatory and development milestones payments whose payment depends on the achievement of certain technical or regulatory events, as provided in the contract. Variable considerations are included in the estimated transaction price if and when, it becomes highly probable that the resulting revenue recognized would not have to be reversed in a future period. Subsequently, as of December 31, 2023, the Company is entitled to receive the $20 million 1st milestone with no risk to refund; had Janssen terminated the contract on January 1, 2024, the Company would still have been entitled the $20 million conditional payment, included in the estimated transaction price due to the high probability of achieving the first milestone as of December 31, 2023.
•Estimated variable considerations for commercial milestones are included in the estimated transaction price only when the cumulative threshold specified in the contract has been reached, starting upon the potential commercialization of the licensed products. Sales-based royalties’ revenue are included in the estimated transaction price at the later of (i) when the subsequent sale occurs or (ii) when the performance obligation has been satisfied. No variable consideration relating to commercial milestones or royalties is included in the estimated transaction price as of December 31, 2023.

In order to allocate the estimated transaction price to the performance obligations, the Company determined that :
•Commercial milestones and royalties should be allocated directly to the license grant, in accordance with IFRS 15.85.
•Remaining payments (i.e. upfront payment and R&D milestones related to ongoing Nanobiotix-conducted studies) should be allocated to each performance obligation.

The allocation of the remaining payments to each performance obligation has been performed by determining the stand-alone selling price of the ongoing Nanobiotix-conducted studies on cost plus margin basis and the allocation to the license was determined on the residual method.

Revenue is recognized at a point in time or overtime depending on the allocation to each performance obligation. In 2023, revenue is recognized at a point in time for the existing know-how transferred to Janssen and overtime for the percentage completed (input method) of the ongoing Nanobiotix-conducted studies. The Janssen Agreement provides a distinct right-to-use license; therefore under IFRS 15, the fixed part of the consideration is included in the estimated transaction price as soon as the licensee can direct the use and benefit from the license.

Revenue as of December 31, 2023, amounts to $32.3 million (equivalent to €29.6 million), including $30.0 million (equivalent to €27.5 million) related to the license grant.

As of December 31, 2023, the unrecognized revenue amount is accounted for as contract liability, amounting to $17.7 million (equivalent to €16.0 million), out of the $50 million constrained transaction price, that will be recognized according to the completion of the R&D services in the future. As it was entitled to receive the first R&D milestones payment ($20.0 million) that has been invoiced in January 2024, the Company recorded a contract asset of $20.0 million. In accordance with IFRS 15.BC317, contract assets and contract liabilities are presented net which results in a net contract asset of $2.3 million (equivalent to €2.1 million) (see Note 8.3 Contract assets - current).

Royalties on commercial sales and commercial milestones, if any, will be recognized as revenue when the underlying sales will be made, under the terms and timeframes set out in the agreement. No related amount was recognized in 2023.

Separately, the Company received approximatively $30 million in equity investments from JJDC, comprising an initial tranche of $5 million issued without preferential subscription rights which was received as of September 13, 2023; and a second tranche of $25 million received as follows: $20.2 million received on November 7, 2023, and $4.8 million received on December 4, 2023 (see Note 10 – Share Capital).
Regarding the first tranche, the Company determined that a reallocation of consideration between revenue contract and equity contract was not necessary as there was no significant difference between the fair value of the shares and the subscription price at the date of contract. The fair value of the first tranche is not significant at inception.
In addition, regarding the second tranche, as the subscription price was equal to the market price in the framework of the Global Offering (see Note 10 – Share Capital), which is the fair value of the shares, no reallocation was made.

Application of IFRS rules to the Asia Licensing Agreement

In May 2021, the Company executed the Asia Licensing Agreement, pursuant to which LianBio received an exclusive right to develop and commercialize NBTXR3 in China and other east Asian countries. Under the Asia Licensing Agreement, the Company remains responsible for the manufacturing of the licensed products. The Company is not required to transfer manufacturing know-how, unless the Company, at any time following a change of control of the Company, fails to provide at least 80% of LianBio's requirements for licensed products in a given calendar year. Pursuant to the Asia Licensing Agreement, the parties will collaborate on the development of NBTRX3 and LianBio will participate in global Phase 3 registrational studies, for several indications, by enrolling patients in China.
The Company received in June 2021 a non-refundable upfront payment of $20 million from LianBio. In addition, the Company may receive up to $205 million in potential additional payments upon the achievement of certain development and sales milestones, as well as tiered, low double-digit royalties based on net sales of NBTXR3 in the licensed territories thereunder. The Company is also entitled to receive payments for development and commercial vials ordered by LianBio and supplied by the Company.
The license to commercialize a product candidate, ongoing transfer of unspecified know-how related to development and commercialization and the supply services (for commercial products) are in the scope of IFRS 15, as they are an output of the Company’s ordinary activities. For IFRS 15 purpose, it was determined that the license is not distinct from the commercial manufacturing services because the customer cannot benefit from the license without the manufacturing services and such services are not available from third party-contract manufacturers. Accordingly, the license and commercial manufacturing services are treated as one single performance obligation which is recognized as manufacturing services are performed. Milestone payments linked to regulatory marketing approvals will be included in the transaction price only when and if the contingency is resolved and will be recognized as revenue when manufacturing services are provided. Sales-based milestone payments will be recognized when the sales thresholds are achieved. Royalties will be recognized when the underlying sales are made by LianBio.
The $20 million upfront payment received from LianBio in June 2021 has been recognized as a Contract Liability and will be recognized as revenue over the term of the arrangement, as manufacturing services (for commercial products) are provided.
The mutualization of development efforts leading to the regulatory marketing approvals are treated as a collaboration arrangement outside of the scope of IFRS 15. If any R&D cost incurred is eligible for partial reimbursement by Lianbio, the corresponding recharge is recognized as Other Income. No such amount has been incurred to date. This includes the supply of products necessary to conduct the clinical trials, R&D cost incurred that is eligible for partial reimbursement by Lianbio, that will be recognized as Other Income. The related income will be recognized respectively when the products are delivered to Lianbio and when the eligible costs are incurred by LianBio.
Milestone payments linked to regulatory marketing approvals will be included in the transaction price only when and if the contingency is resolved and will be recognized to revenue as manufacturing services are provided. Sales-based milestone payments will be recognized when the sales thresholds are achieved. Royalties will be recognized when the underlying sales are made by LianBio.
On May 9, 2022, the Company signed the clinical supply agreement with LianBio as defined in the license, development, and commercialization agreement. This agreement provides for the supply by the Company to LianBio of vials of NBTXR3 and Cetuximab products for clinical trial development activities. For the year ended December 31, 2023, the Company billed the delivery of NBTXR3 and other clinical supplies to LianBio amounting to €334.3 thousand, recorded within Other Income as it relates to the non-IFRS 15 components of the agreement (the development collaboration). See Note 4.2 - LianBio.
On June 30, 2023, the Company signed a Global Trial Clinical Agreement (“GTCA”) with LianBio in connection with the Asia Licensing Agreement signed on May 11, 2021. As contemplated by the Asia Licensing Agreement, LianBio shall participate in the global registrational Phase 3 trial “HNSCC 312” conducted by Nanobiotix, with regard to NANORAY-312 trials conducted within the licensed territories thereunder. According to the ‘GTCA’, LianBio is responsible for all internal and external costs incurred in connection with the study in the licensee territories as well as all external costs and expenses incurred by or on behalf of the Company for the global study.
In this context, for the year ended December 31, 2023, the Company billed the charging related shared costs to LianBio for an amount of €1.6 million, recorded within Other Income as it relates to the non-IFRS 15 components of the agreement (the development collaboration).

On December 22, 2023, the Company, LianBio and Janssen executed a novation agreement whereas all the rights and obligations of Asia Licensing Agreement, dated May 11, 2021, between the Company and LianBio, as well as other related agreements, were assigned from LianBio to Janssen. Whereas the Company analyzed that the rights and obligations of the original License Agreement were transferred without any alteration or modification, the Company concluded that as a result of the novation agreement, the original contract with LianBio was terminated while a new contract was entered onto with Janssen. As a result, the Company derecognized the original contract liability to LianBio, corresponding to the $20 million upfront payment received in 2021, and recognized a new contract liability to LianBio at its fair value, resulting in a loss of €1.6 million as of December 31, 2023 (See Note 4.1, Note 4.2, Note 13 - Trade and other payables, and Note 16.5 - Other operating income and expenses).

The Company determined that the new contract meets the definition of a separate contract, in accordance with IFRS 15.20 and on the other hand does not meet the definition of a contract modification as defined by IFRS 15.18 as the novation agreement resulted from a pre-existing contractual right of LianBio which did not require the approval of the Company. Consequently the contract modification model should not be applied.
The Company determined as, in the LianBio contract, the license and manufacturing services are not distinct and represent a single performance obligation. Consequently, the whole amount of the contract liability should be replaced with the fair value of the contract liability of the new contract (see above) and no amount should be released to revenue.

Grants
Due to its innovative approach to nanomedicine, the Company has received various grants and other assistance from the government of France and French public authorities since its creation. The funds are intended to finance its operations or specific recruitments. Grants are recognized in income as the corresponding expenses are incurred and independently of cash flows received.

Research tax credit
The French tax authorities grant a research tax credit (Crédit d’Impôt Recherche, or “CIR”), to companies in order to encourage them to conduct technical and scientific research. Companies demonstrating that they have incurred research expenditures that meet the required criteria (research expenses in France or, since January 1, 2005, other countries in the European Community or the European Economic Area that have signed a tax treaty with France containing an administrative assistance clause) receive a tax credit that can theoretically be compensated with the income tax due on the profits of the financial year during which the expenses have been incurred and the following three years. Any unused portion of the credit is then refunded by the French Treasury. If the Company can be qualified as small and medium-sized enterprises, in France the “PME”, it can request immediate refund of the remaining tax credit, without application of the three-year period).
The Company has received research tax credits since its creation. These amounts are recognized as "Other income" in the fiscal year in which the corresponding charges or expenses were incurred. In case of capitalization of research and development expenses, the portion of research tax credit related to capitalized expenses is deducted from the amount of capitalized expenses on the statements of financial position and from the amortization charges for these expenses on the statements of operations.

Detail of revenues and other income
The following table summarizes the Company’s revenues and other income per category for the years ended December 31, 2023, 2022, and 2021.

	For the year ended December 31,
(in thousands of euros)	2023	2022	2021
Services	29,750	—	5
Other sales	308	—	5
Total revenues	30,058	—	10
Research tax credit	3,939	4,091	2,490
Subsidies	229	135	126
Other	1,981	550	21
Total other income	6,150	4,776	2,637
Total revenues and other income	36,207	4,776	2,647

Total Revenues
In 2023, some revenue was recognized according to the application of IFRS15 and transaction price allocation rules, further to the signing of the Janssen Agreement. Subsequently, both the $30 million upfront payment paid by Janssen to the Company in August 2023, and $20 million from the initial milestone which became due to the Company from Janssen as of December 31, 2023, have been considered in the estimated transaction price at closing date, in accordance with IFRS 15.

For the year ended December 31, 2023, the €30.1 million Total Revenues mainly includes (i) ‘Services’ revenue linked to the assignment of the license to Janssen and the rendered R&D services in proportion of the completion of the ongoing studies, totaling €29.6 million; (ii) ‘Services’ revenue linked to technology transfer recharge for €0.1 million; (iii) and €0.3 million of ‘Other Sales’ related to product clinical supplies to Janssen.
There was no revenue recognized for the year ended December 31, 2022.
Revenue for the year ended December 31, 2021 was derived from charge backs related to external clinical research organization costs in connection with the development support provided by the Company to PharmaEngine as part of the license and collaboration agreement, that was terminated in March 2021.
Research Tax Credit
The research tax credit was stable between 2023 and 2022, and increased from €2.5 million in 2021 to €4.1 million in 2022 mainly due to an increase of research and development expenses, and to the inclusion of additional eligible expenses from contract research organizations for clinical trials, related to the 312 study.
Subsidies
Subsidies include the Bpifrance Deep Tech Grant received by Curadigm SAS, €229 thousand of which was recognized as other income in the year ended December 31, 2023,€135 thousand for the year ended December 31, 2022, and €126 thousand of which was recognized for the year ended December 31, 2021.
Other
The line item ‘Other’ mainly includes income for supply and services recharge, in the framework of the clinical supply agreement signed in May 2022 with LianBio and of the GTCA signed in June 2023 with LianBio, totaling €2.0 million for the year ended December 31, 2023 compared to €0.5 million for the year ended December 31, 2022.